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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 6, 1998 included in Tech Squared Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement

                                        /s/ ARTHUR ANDERSEN LLP


                                        ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
August 4, 1998